April 30, 2020

Sonny Oh
Senior Counsel
Disclosure Review Office
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Dear Mr. Oh,

Please see our responses below addressing your follow-up comments on the Allstate Custom Annuity (File No. 333-236810) given over the phone on April 28, 2020. We have included the applicable comments from your letter dated April 6, 2020, followed by our response in bold to your follow-up questions pertaining to the original comments. The page numbers in our responses refer to the attached redline of the prospectus reflecting our updates in response to your most recent comments.

(3)(a) Although incorporation by reference for Item 3 is permissible, Item 502(a) of Reg S-K requires that the table of contents include "Risk Factors" under Item 105 of Reg S-K.

Response: We updated the prospectus to place the Risk Factors section directly after the prospectus summary (see page 5).

(6)(a) Please clarify supplementally whether the 4.5% interest rate used in the example is representative of rates actually offered over the last few years and, if not, why it’s not misleading to use it here.

Response: We added a disclosure noting that the 4.5% interest rate used in the example is for illustrative purposes, not intended to predict future rates, and may be higher or lower than the example (see page 9).

(7)(a) Please make clear whether choosing a Payout Start Date and Income Plan is only an option if the purchaser wishes to annuitize including what happens if no Payout Start Date is initially selected.

Response: We updated the Payout Phase discussion to highlight the sentence, “If you do not want an Income Plan you must surrender your Contract prior to the Contract Maturity Date” (see page 11).

(10) Please revise for a clearer explanation of “for the week preceding” in defining “I” and clarify what .9 represents.

Response: We updated the Market Value Adjustment discussion to revise the definitions of “I” and “J” and added an explanation that “.9” in the Market Value Adjustment Formula is a factor to roughly account for the difference between simple and compound interest over time (see page 25).

We trust that these responses address your comments. If you have any questions, let me know.

Thanks,

/s/ Iman Naim
Iman Naim
Senior Associate Counsel
(847) 402-6222
inaim@allstate.com